UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 14, 2014

PLC SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

PLC Systems Inc. 459 Fortune Boulevard Milford, Massachusetts	01757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 541-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On April 14, 2014, PLC Systems Inc. (the “Company”) entered into an Amendment and Waiver (the “Amendment and Waiver”) to the Securities Purchase Agreement dated February 22, 2011 by and between the Company and certain accredited investors (“Investors”), as amended by the Amendment and Waiver dated July 2, 2012, as further amended by the Amendment and Waiver dated January 16, 2013 and as further amended by the Amendment and Waiver dated September 18, 2013 (as amended, the “Purchase Agreement”), with certain Investors holding a majority of the outstanding debentures sold under the Purchase Agreement. Pursuant to the terms of the Amendment and Waiver, the Purchase Agreement was revised to extend the period in which a third closing for up to $750,000 can occur, to waive certain corporate milestones as conditions to such third closing and to waive any defaults under the Purchase Agreement.

In connection with the Amendment and Waiver, the Company issued and sold to GCP IV LLC (“GCP”), and GCP purchased from the Company, (i) a 5% Senior Secured Convertible Debenture of the Company (the “Debenture”) with a principal amount of $250,000 (the “Debenture Amount”), and (ii) a Common Stock Purchase Warrant to purchase up to 4,166,667 shares of the Company’s common stock (the “Common Stock”) at an initial exercise price of $0.09 per share (the “Warrant”), for a total purchase price of $250,000.

The Debenture bears interest at a rate of 5% per annum, payable quarterly, and matures on July 2, 2015.  The Debenture is convertible, at GCP’s option, at any time prior to repayment of the Debenture Amount into shares of Common Stock (the “Debenture Shares”) at an initial conversion price of $0.06 per share (the “Conversion Price”).  The Conversion Price is adjustable for certain dilutive issuances, including issuances of securities at an effective price per share lower than the Conversion Price, rights offerings, mergers or sales of assets and certain other customary anti-dilution provisions.

The Company’s obligations under the Debenture and the Purchase Agreement are secured by all of the assets of the Company and its subsidiaries.  The Debenture contains covenants restricting the Company and its subsidiaries from, among other things, incurring debt, granting liens, amending organizational documents, repurchasing or repaying other debt, paying cash dividends, and entering into transactions with affiliates.  Following an event of default, the interest rate on the Debenture will increase to 16% per annum and, at the election of the holder, the Debenture Amount may be accelerated and payable at a price equal to the greater of (i) 130% of the principal amount outstanding and (ii) an amount equal to a price based on the trading price of the Common Stock multiplied by the number of Debenture Shares, plus, in each case, accrued interest.

The Debenture may be redeemed at the option of the Company only in connection with a change of control of the Company or other fundamental transaction and subject to the satisfaction of certain other conditions including that the shares issuable upon conversion of the Debenture are freely tradable and that there is no event of default.  The redemption price is the greater of (i) 130% of the Debenture Amount and (ii) an amount equal to a price based on the trading price of the Common Stock multiplied by the number of Debenture Shares, plus, in each case, accrued interest.

In connection with the Amendment and Waiver, the Company also issued to GCP a five year Warrant to purchase 4,166,667 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.09 per share (the “Exercise Price”).  The Warrant may be exercised on a cashless basis if there is no effective registration statement registering the Warrant Shares. The Exercise Price is adjustable for certain dilutive issuances, including issuances of securities at an effective price per share lower than the Exercise Price, rights offerings, mergers or sales of assets and certain other customary anti-dilution provisions.

The Warrant provides that the Warrant may be purchased at the option of the Company only in connection with a change of control of the Company that is an all cash transaction.  The purchase price upon such change of control will be 30% of the then effective Exercise Price multiplied by the number of Warrant Shares.

The issuance of the Debenture and the Warrant (the “Securities”) were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and such issuance qualified for exemption under Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. GCP was an accredited investor (as defined by Rule 501 under the Act) at the time of the transaction.

In connection with the issuance of the Securities, the Company entered into (i) an Amendment and Waiver (the “February Amendment”), dated April 14, 2014, with certain investors (the “February Purchasers”) to amend the Securities Purchase Agreement, dated February 22, 2013, as amended by an Amendment and Waiver, dated September 18, 2013 (as amended, the “February Agreement”) and (ii) an Amendment and Waiver (the “September Amendment” and, together with the February Amendment, the “Amendments”), dated April 14, 2014, with certain investors (together with the February Purchasers, the “Purchasers”) to amend the Securities Purchase Agreement, dated September 18, 2013 (together with the February Agreement, the “Securities Purchase Agreements”). Pursuant to the terms of the Amendments, among other things, the Purchasers consented to the issuance of the Securities and waived any rights that would otherwise exist under the Securities Purchase Agreements relating to dilutive adjustments, purchase price resets, anti-dilution and other ratchet provisions in connection with the issuance of the Securities.

The foregoing description of the transactions contemplated by the Amendment and Waiver, the Debenture, the Warrant and the Amendments is not complete and is qualified in its entirety by reference to the full text of the Amendment and Waiver, a copy of which is filed with this Current Report as Exhibit 10.1, the Debenture, a copy of which is filed with this Current Report as Exhibit 10.2, the Warrant, a copy of which is filed with this Current Report as Exhibit 4.1, the February Amendment, a copy of which is filed with this Current Report as Exhibit 10.3, and the September Amendment, a copy of which is filed with this Current Report as Exhibit 10.4, all of which are incorporated by reference herein.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.     Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

4.1	Common Stock Purchase Warrant, dated April 14, 2014, issued by the Company to GCP IV LLC.

10.1	Amendment and Waiver to Securities Purchase Agreement, dated April 14, 2014, by and between the Company and GCP IV LLC.

10.2	5% Senior Secured Convertible Debenture, dated April 14, 2014, issued by the Company to GCP IV LLC.

10.3	Amendment and Waiver, dated April 14, 2014, by and among the Company and Certain Holders of Securities Purchased in February 2013.

10.4	Amendment and Waiver, dated April 14, 2014, by and among the Company and Certain Holders of Securities Purchased in September 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2014	PLC SYSTEMS INC.

	By:	/s/ Gregory W. Mann
Gregory W. Mann Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

4.1	Common Stock Purchase Warrant, dated April 14, 2014, issued by the Company to GCP IV LLC.
10.1	Amendment and Waiver to Securities Purchase Agreement, dated April 14, 2014, by and between the Company and GCP IV LLC.
10.2	5% Senior Secured Convertible Debenture, dated April 14, 2014, issued by the Company to GCP IV LLC.
10.3	Amendment and Waiver, dated April 14, 2014, by and among the Company and Certain Holders of Securities Purchased in February 2013.
10.4	Amendment and Waiver, dated April 14, 2014, by and among the Company and Certain Holders of Securities Purchased in September 2013.